Exhibit 99.1

FOR IMMEDIATE RELEASE

Select Comfort Announces Third Quarter 2016 Results

•	Reported net sales of $368 million and EPS of $0.56

•	Reported record year-to-date operating cash flows of $145 million

•	Updated 2016 EPS outlook to $1.15 to $1.25 per share

MINNEAPOLIS - (October 19, 2016) - Select Comfort Corporation (NASDAQ: SCSS) today reported third quarter 2016 results for the period ended October 1, 2016.

“We delivered record operating cash flows for the first nine months of the year as our operational improvements exceeded our expectations and offset the effects of a worsening consumer environment,” said Shelly Ibach, president and chief executive officer of Select Comfort. “Our investments have strengthened our direct-to-consumer business model and we are making significant progress toward delivering a more convenient customer experience. We expect the digital capabilities we’re developing to succeed in the hyper-competitive digital marketplace.”

Third Quarter Review

•	Net sales were $368 million, including 7 percentage points of growth from stores opened in the last twelve months, offset by an 8% comparable sales decline

•	Gross profit rate increased by 60 basis points to 63.1% of net sales

•	Earnings per diluted share were $0.56, compared with $0.62 in the prior year’s quarter

Cash Flows and Balance Sheet Review

•	Generated $145 million in net cash from operating activities for the first nine months of 2016, compared with $132 million for the same period last year

•
Invested $39 million in capital expenditures and returned $95 million of cash to shareholders during the first nine months of 2016 compared with $61 million and $69 million, respectively, for the same period last year

•	Ended the quarter with $51 million of cash and securities and no borrowings under our revolving credit facility

Financial Outlook
The company updated its outlook for 2016 earnings per diluted share to $1.15 to $1.25 per share, compared with full-year 2015 earnings per diluted share of $0.97. The outlook assumes high single-digit sales growth for the full year. The outlook also assumes an 11% increase in store count in 2016 and capital expenditures of $65 million, compared with $86 million in 2015. Our outlook does not contemplate a further deterioration of the consumer spending environment.

Conference Call Information
Management will host its regularly scheduled conference call to discuss the company’s results at 5 p.m. EDT (4 p.m. CDT; 2 p.m. PDT) today. To listen to the call, please dial 800-593-9959 (international participants dial 517-308-9340) and reference the passcode “Sleep.” To access the webcast, please visit the investor relations area of the Sleep Number website at http://www.sleepnumber.com/eng/aboutus/InvestorRelations.cfm. The webcast replay will remain available for approximately 60 days.

Select Comfort Announces Third-quarter 2016 Results – Page 2 of 9

About Select Comfort Corporation
Nearly 30 years ago, Sleep Number transformed the mattress industry with the idea that ‘one size does not fit all’ when it comes to sleep. Today, the company is the leader in sleep innovation and ranked “Highest in Customer Satisfaction with Mattresses” in 2015 by J.D. Power. As the pioneer in biometric sleep monitoring and adjustability, Sleep Number is proving the connection between quality sleep and health and wellbeing. Dedicated to individualizing sleep experiences, the company’s more than 3,400 employees are improving lives with innovative sleep solutions. To find better quality sleep visit one of our more than 500 U.S. Sleep Number® stores or SleepNumber.com.

Forward-looking Statements
Statements used in this news release relating to future plans, events, financial results or performance are forward-looking statements subject to certain risks and uncertainties including, among others, such factors as current and future general and industry economic trends and consumer confidence; the effectiveness of our marketing messages; the efficiency of our advertising and promotional efforts; our ability to execute our company-controlled distribution strategy; our ability to achieve and maintain acceptable levels of product and service quality, and acceptable product return and warranty claims rates; our ability to continue to improve and expand our product line; consumer acceptance of our products, product quality, innovation and brand image; industry competition, the emergence of additional competitive products, and the adequacy of our intellectual property rights to protect our products and brand from competitive or infringing activities; availability of attractive and cost-effective consumer credit options; pending and unforeseen litigation and the potential for adverse publicity associated with litigation; our “just-in-time” manufacturing processes with minimal levels of inventory, which may leave us vulnerable to shortages in supply; our dependence on significant suppliers and our ability to maintain relationships with key suppliers, including several sole-source suppliers; the vulnerability of key suppliers to recessionary pressures, labor negotiations, liquidity concerns or other factors; rising commodity costs and other inflationary pressures; risks inherent in global sourcing activities; risks of disruption in the operation of either of our two primary manufacturing facilities; increasing government regulations, which have added or may add cost pressures and process changes to ensure compliance; the adequacy of our management information systems to meet the evolving needs of our business and to protect sensitive data from potential cyber threats; the costs, distractions and potential disruptions to our business related to upgrading our management information systems; our ability to attract, retain and motivate qualified management, executive and other key employees, including qualified retail sales professionals and managers; and uncertainties arising from global events, such as terrorist attacks, political unrest or a pandemic outbreak, or the threat of such events. Additional information concerning these and other risks and uncertainties is contained in the company’s filings with the Securities and Exchange Commission (SEC), including the Annual Report on Form 10-K, and other periodic reports filed with the SEC. The company has no obligation to publicly update or revise any of the forward-looking statements in this news release.
# # #

Investor Contact: Dave Schwantes; (763) 551-7498; investorrelations@selectcomfort.com
Media Contact: Susan Eich; (763) 551-6934; Susan.Eich@selectcomfort.com

Select Comfort Announces Third-quarter 2016 Results – Page 3 of 9

SELECT COMFORT CORPORATION
AND SUBSIDIARIES
Consolidated Statements of Operations
(unaudited – in thousands, except per share amounts)

	Three Months Ended
	October 1, 2016	% of Net Sales	October 3, 2015	% of Net Sales

Net sales	$367,988	100.0%	$373,919	100.0%
Cost of sales	135,645	36.9%	140,283	37.5%
Gross profit	232,343	63.1%	233,636	62.5%

Operating expenses:
Sales and marketing	158,024	42.9%	156,899	42.0%
General and administrative	28,278	7.7%	27,817	7.4%
Research and development	6,997	1.9%	3,521	0.9%
Total operating expenses	193,299	52.5%	188,237	50.3%
Operating income	39,044	10.6%	45,399	12.1%
Other (expense) income, net	(255)	(0.1%)	78	0.0%
Income before income taxes	38,789	10.5%	45,477	12.2%
Income tax expense	13,044	3.5%	13,623	3.6%
Net income	$25,745	7.0%	$31,854	8.5%

Net income per share – basic	$0.56		$0.63

Net income per share – diluted	$0.56		$0.62

Reconciliation of weighted-average shares outstanding:
Basic weighted-average shares outstanding	45,621		50,945
Dilutive effect of stock-based awards	729		756
Diluted weighted-average shares outstanding	46,350		51,701

Select Comfort Announces Third-quarter 2016 Results – Page 4 of 9

SELECT COMFORT CORPORATION
AND SUBSIDIARIES
Consolidated Statements of Operations
(unaudited – in thousands, except per share amounts)

	Nine Months Ended
	October 1, 2016	% of Net Sales	October 3, 2015	% of Net Sales

Net sales	$997,846	100.0%	$999,017	100.0%
Cost of sales	385,168	38.6%	379,009	37.9%
Gross profit	612,678	61.4%	620,008	62.1%

Operating expenses:
Sales and marketing	443,477	44.4%	424,029	42.4%
General and administrative	86,202	8.6%	79,951	8.0%
Research and development	21,661	2.2%	10,275	1.0%
Total operating expenses	551,340	55.3%	514,255	51.5%
Operating income	61,338	6.1%	105,753	10.6%
Other (expense) income, net	(581)	(0.1%)	364	0.0%
Income before income taxes	60,757	6.1%	106,117	10.6%
Income tax expense	20,627	2.1%	34,426	3.4%
Net income	$40,130	4.0%	$71,691	7.2%

Net income per share – basic	$0.86		$1.39

Net income per share – diluted	$0.85		$1.36

Reconciliation of weighted-average shares outstanding:
Basic weighted-average shares outstanding	46,705		51,654
Dilutive effect of stock-based awards	708		870
Diluted weighted-average shares outstanding	47,413		52,524

Select Comfort Announces Third-quarter 2016 Results – Page 5 of 9

SELECT COMFORT CORPORATION
AND SUBSIDIARIES
Consolidated Balance Sheets
(unaudited - in thousands, except per share amounts)
subject to reclassification

	October 1, 2016	January 2, 2016
Assets
Current assets:
Cash and cash equivalents	$45,383	$20,994
Marketable debt securities – current	5,963	6,567
Accounts receivable, net of allowance for doubtful accounts of $1,276 and $1,039, respectively	23,731	29,002
Inventories	70,609	86,600
Income taxes receivable	—	15,284
Prepaid expenses	11,983	10,207
Deferred income taxes	15,537	15,535
Other current assets	17,525	13,737
Total current assets	190,731	197,926

Non-current assets:
Marketable debt securities – non-current	—	8,553
Property and equipment, net	203,660	204,376
Goodwill and intangible assets, net	81,448	83,344
Other assets	27,156	19,197
Total assets	$502,995	$513,396

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$106,868	$103,941
Customer prepayments	28,348	51,473
Accrued sales returns	18,038	20,562
Compensation and benefits	28,876	15,670
Taxes and withholding	33,234	9,856
Other current liabilities	29,552	23,447
Total current liabilities	244,916	224,949

Non-current liabilities:
Deferred income taxes	11,837	12,499
Other long-term liabilities	69,730	53,609
Total non-current liabilities	81,567	66,108
Total liabilities	326,483	291,057

Shareholders’ equity:
Undesignated preferred stock; 5,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $0.01 par value; 142,500 shares authorized, 44,941 and 49,402 shares issued and outstanding, respectively	449	494
Additional paid-in capital	—	—
Retained earnings	176,063	221,859
Accumulated other comprehensive loss	—	(14)
Total shareholders’ equity	176,512	222,339
Total liabilities and shareholders’ equity	$502,995	$513,396

Select Comfort Announces Third-quarter 2016 Results – Page 6 of 9

SELECT COMFORT CORPORATION
AND SUBSIDIARIES
Consolidated Statements of Cash Flows
(unaudited – in thousands)
subject to reclassification

	Nine Months Ended
	October 1, 2016	October 3, 2015
Cash flows from operating activities:
Net income	$40,130	$71,691
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	42,555	33,694
Stock-based compensation	9,272	8,952
Net loss on disposals and impairments of assets	9	202
Excess tax benefits from stock-based compensation	(516)	(1,991)
Deferred income taxes	(673)	(5,633)
Gain on sale of non-marketable equity securities	—	(6,891)
Changes in operating assets and liabilities, net of effect of acquisition:
Accounts receivable	5,271	(6,543)
Inventories	15,991	(24,120)
Income taxes	30,386	13,433
Prepaid expenses and other assets	(3,458)	4,756
Accounts payable	(1,043)	24,623
Customer prepayments	(23,125)	(3,351)
Accrued compensation and benefits	12,441	(97)
Other taxes and withholding	7,494	3,569
Other accruals and liabilities	10,527	19,293
Net cash provided by operating activities	145,261	131,587

Cash flows from investing activities:
Purchases of property and equipment	(38,769)	(61,435)
Proceeds from sales of property and equipment	67	41
Investments in marketable debt securities	(5,968)	(29,299)
Proceeds from marketable debt securities	15,090	101,087
Acquisition of business	—	(70,018)
Proceeds from non-marketable equity securities	—	12,891
Net cash used in investing activities	(29,580)	(46,733)

Cash flows from financing activities:
Net increase in short-term borrowings	3,062	2,119
Repurchases of common stock	(96,410)	(70,300)
Proceeds from issuance of common stock	1,949	2,658
Excess tax benefits from stock-based compensation	516	1,991
Debt issuance costs	(409)	(639)
Net cash used in financing activities	(91,292)	(64,171)
Net increase in cash and cash equivalents	24,389	20,683
Cash and cash equivalents, at beginning of period	20,994	51,995
Cash and cash equivalents, at end of period	$45,383	$72,678

Select Comfort Announces Third-quarter 2016 Results – Page 7 of 9

SELECT COMFORT CORPORATION
AND SUBSIDIARIES
Supplemental Financial Information
(unaudited)

	Three Months Ended		Nine Months Ended
	October 1, 2016	October 3, 2015	October 1, 2016	October 3, 2015
Percent of sales:
Retail	91.3%	92.2%	91.0%	91.7%
Direct and E-Commerce	6.5%	5.2%	6.3%	5.7%
Wholesale/other	2.2%	2.6%	2.7%	2.6%
Total	100.0%	100.0%	100.0%	100.0%

Sales change rates:
Retail comparable-store sales	(10%)	12%	(7%)	15%
Direct and E-Commerce	23%	3%	10%	11%
Company-Controlled comparable sales change	(8%)	11%	(6%)	15%
Net opened/closed stores	7%	4%	6%	5%
Total Company-Controlled Channel	(1%)	15%	0%	20%
Wholesale/other	(19%)	51%	3%	2%
Total	(2%)	16%	0%	20%

Stores open:
Beginning of period	506	467	488	463
Opened	24	11	57	24
Closed	(3)	(3)	(18)	(12)
End of period	527	475	527	475

Other metrics:
Average sales per store ($ in 000's) [1,3]	$2,248	$2,559
Average sales per square foot [1,3]	$895	$1,063
Stores > $1 million net sales [1,3]	98%	100%
Stores > $2 million net sales [1,3]	54%	69%
Average revenue per mattress unit [2]	$3,959	$3,992	$4,031	$3,991

1 Trailing twelve months for stores open at least one year.
2 Represents Company-Controlled Channel total net sales divided by Company-Controlled Channel mattress units.
3 Fiscal 2014 included 53 weeks, as compared to 52 weeks in fiscal 2016 and 2015. The additional week in 2014 was in the fiscal fourth quarter. Company-Controlled comparable sales metrics have been adjusted to remove the estimated impact of the additional week on those metrics.

Select Comfort Announces Third-quarter 2016 Results – Page 8 of 9

SELECT COMFORT CORPORATION AND SUBSIDIARIES
Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)
(in thousands)

We define earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA) as net income plus: income tax expense, interest expense, depreciation and amortization, stock-based compensation and asset impairments. Management believes Adjusted EBITDA is a useful indicator of our financial performance and our ability to generate cash from operating activities. Our definition of Adjusted EBITDA may not be comparable to similarly titled definitions used by other companies. The table below reconciles Adjusted EBITDA, which is a non-GAAP financial measure, to the comparable GAAP financial measure:

	Three Months Ended		Trailing-Twelve Months Ended
	October 1, 2016	October 3, 2015	October 1, 2016	October 3, 2015
Net income	$25,745	$31,854	$18,958	$90,638
Income tax expense	13,044	13,623	11,112	43,452
Interest expense	267	44	721	87
Depreciation and amortization	14,536	11,643	56,154	43,100
Stock-based compensation	1,666	3,125	10,609	11,457
Asset impairments	2	17	51	619
Adjusted EBITDA	$55,260	$60,306	$97,605	$189,353

Free Cash Flow
(in thousands)

	Three Months Ended		Trailing-Twelve Months Ended
	October 1, 2016	October 3, 2015	October 1, 2016	October 3, 2015
Net cash provided by operating activities	$98,141	$86,533	$121,616	$140,220
Subtract: Purchases of property and equipment	15,005	22,497	62,920	79,652
Free cash flow	$83,136	$64,036	$58,696	$60,568

Note - Our Adjusted EBITDA calculation and our "free cash flow" data are considered non-GAAP financial measures and are not in accordance with, or preferable to, "as reported," or GAAP financial data. However, we are providing this information as we believe it facilitates analysis of the Company's financial performance by investors and financial analysts.

GAAP - generally accepted accounting principles in the U.S.

Select Comfort Announces Third-quarter 2016 Results – Page 9 of 9

SELECT COMFORT CORPORATION AND SUBSIDIARIES
Calculation of Return on Invested Capital (ROIC)
(in thousands)

ROIC is a financial measure we use to determine how efficiently we deploy our capital. It quantifies the return we earn on our invested capital. Management believes ROIC is also a useful metric for investors and financial analysts. We compute ROIC as outlined below. Our definition and calculation of ROIC may not be comparable to similarly titled definitions and calculations used by other companies. The tables below reconcile net operating profit after taxes (NOPAT) and total invested capital, which are non-GAAP financial measures, to the comparable GAAP financial measures:

	Trailing-Twelve Months Ended
	October 1, 2016	October 3, 2015
Net operating profit after taxes (NOPAT)
Operating income	$30,681	$133,640
Add: Rent expense [1]	64,994	63,078
Add: Interest income	109	537
Less: Depreciation on capitalized operating leases [2]	(16,953)	(15,809)
Less: Income taxes [3]	(29,805)	(58,896)
NOPAT	$49,026	$122,550

Average invested capital
Total equity	$176,512	$271,923
Less: Cash greater than target [4]	—	—
Add: Long-term debt [5]	—	—
Add: Capitalized operating lease obligations [6]	519,952	504,624
Total invested capital at end of period	$696,464	$776,547
Average invested capital [7]	$714,956	$710,701
Return on invested capital (ROIC) [8]	6.9%	17.2%

1 Rent expense is added back to operating income to show the impact of owning versus leasing the related assets.

2 Depreciation is based on the average of the last five fiscal quarters' ending capitalized operating lease obligations (see note 6) for the respective reporting periods with an assumed thirty-year useful life. This is subtracted from operating income to illustrate the impact of owning versus leasing the related assets.

3 Reflects annual effective income tax rates, before discrete adjustments, of 37.8% and 32.5% for 2016 and 2015, respectively.

4 Cash greater than target is defined as cash, cash equivalents and marketable debt securities less customer prepayments in excess of $100 million.

5 Long-term debt includes existing capital lease obligations, if applicable.

6 A multiple of eight times annual rent expense is used as an estimate of capitalizing our operating lease obligations.The methodology utilized aligns with the methodology of a nationally recognized credit rating agency.

7 Average invested capital represents the average of the last five fiscal quarters' ending invested capital balances.

8 ROIC equals NOPAT divided by average invested capital.

Note - Our ROIC calculation and data are considered non-GAAP financial measures and are not in accordance with, or preferable to, GAAP financial data. However, we are providing this information as we believe it facilitates analysis of the Company's financial performance by investors and financial analysts.

GAAP - generally accepted accounting principles in the U.S.